                                                                    Exhibit 10.1


                               PURCHASE AGREEMENT

         Purchase Agreement (the "Agreement") made this      day of        ,
1999, by and between TDA Industries, Inc., a New York corporation, with an office at 122 East 42nd Street, Suite 1116, New York, New York 10168 (hereinafter the "Seller"), and Eagle Supply Group, Inc., a Delaware corporation, with an office at 122 East 42nd Street, Suite 1116, New York, New York 10168 (hereinafter the "Buyer").

                                   WITNESSETH:

         WHEREAS, Seller is the owner of all the issued and outstanding capital stock of (a) Eagle Supply, Inc., a Florida corporation, with an office at 1451 Channelside Drive, Tampa, Florida 33629 (hereinafter "Eagle"), (b) JEH/Eagle Supply, Inc., a Delaware corporation, with an office at 2500 U.S. Highway 287, P.O. Box 463, Mansfield, Texas 76068 (hereinafter "JEH Eagle"), and (c) MSI/Eagle Supply, Inc., a Delaware corporation, with an office at 2090 U.S. Highway 157 N, Mansfield, Texas 76063 (hereinafter "MSI Eagle"); and

         WHEREAS, Seller hereby agrees to sell and deliver to Buyer, and Buyer agrees to purchase, all of the issued and outstanding capital stock of Eagle, JEH Eagle and MSI Eagle; and

         WHEREAS, Buyer has filed a registration statement on Form S-1 (such registration statement and the financial statements contained therein and all amendments and exhibits thereto are hereinafter referred to as the "Registration Statement") for an underwritten public offering of its equity securities pursuant to which it will derive gross proceeds of not less than $12,800,000 (the "Public Offering").

         NOW, THEREFORE, in consideration of the promises and the representations, warranties, covenants and agreements contained in this Agreement, each of the parties hereto hereby agrees as follows:


                                    ARTICLE I

                                    RECITALS

         Recitals. The parties confirm that each of the foregoing recitations are true and correct in all respects and are incorporated herein.

                                   ARTICLE II

             THE EAGLE SHARES, JEH EAGLE SHARES AND MSI EAGLE SHARES

         Eagle Shares, JEH Eagle Shares and MSI Eagle Shares. Seller shall sell to Buyer (a) Five Hundred Ninety Three (593) restricted shares of Eagle's common stock (the "Eagle Shares"), (b) Three Thousand (3,000) restricted shares of JEH Eagle's common stock (the "JEH Eagle Shares") and (c) Three Thousand (3,000) restricted shares of MSI Eagle's Common Stock (the "MSI Eagle Shares"), representing all of the issued and outstanding capital stock of Eagle, JEH Eagle and MSI Eagle, respectively, for the consideration specified in Article IV below.


                                   ARTICLE III

                                     CLOSING

         The Closing. Simultaneously with a closing of the Public Offering, the closing of this Agreement and the transactions contemplated hereby (the "Closing") are to take place simultaneously with the delivery of the documents evidencing consideration for the transactions contemplated herein as set forth in Article IV below at the law offices of David A. Carter, Esq., 2300 Glades Road, Suite 210W, Boca Raton, Florida 33431, or at such location as the parties hereto may agree upon. The date upon which the Closing occurs is herein referred to as the "Closing Date".


                                   ARTICLE IV

                                  CONSIDERATION

         4.1 Eagle Shares, JEH Eagle Shares and MSI Eagle Shares. At the Closing, the Seller will deliver to Buyer certificates for the Eagle Shares, JEH Eagle Shares and MSI Eagle Shares duly executed by each of their authorized officers in proper form for transfer to Buyer.

         4.2 Buyer's Shares. At the Closing, the Buyer will deliver to Seller certificate(s) representing 3,000,000 shares of Buyer's common stock ($.0001 par value per share), duly executed by its authorized officers and in proper form for transfer to Seller (the "Buyer's Shares").

         4.3 Book Value. At the Closing, Eagle, JEH Eagle and MSI Eagle will have a combined book value of not less than $1,000,000 (net of the cancellation of indebtedness of Seller to Eagle as set forth in Section 4.4 below). In the event Eagle, JEH Eagle and MSI Eagle do not have a combined book value of at least $1,000,000 (as determined by the internal financial records of each of Eagle, JEH Eagle and MSI Eagle to be reviewed and determined within forty-five
(45) days after the Closing) at the Closing, Seller agrees to


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deliver to Eagle, JEH Eagle and/or MSI Eagle, within forty-five (45) days after the Closing, sufficient funds by certified check or wire transfer to achieve the foregoing $1,000,000 book value requirement as of the Closing Date.

         4.4 Dividend. At the Closing, the parties agree to cause Eagle to cancel, by way of a non-cash dividend, all indebtedness of Seller to Eagle (the "Dividend").


                                    ARTICLE V

                    REPRESENTATIONS AND WARRANTIES OF SELLER

         5.1 Representations and Warranties of Seller. Except as and/or to the extent disclosed in the Registration Statement for the Public Offering as filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), true copies of which Registration Statement have been and/or will be delivered by Seller to Buyer as a material inducement to Buyer to execute and perform its obligations under this Agreement, Seller represents and warrants to Buyer as of the date hereof, as follows:

                  A. Organization and Good Standing--Compliance.  Eagle,
JEH Eagle and MSI Eagle are duly organized, validly existing and in good standing under the laws of their respective states of incorporation, with full power and authority to own or lease and operate each of their properties and assets, material to the operation of each of their businesses, and to carry on each of their businesses as presently being conducted, and have obtained all licenses, permits or other authorizations and have taken all actions required by applicable law or governmental regulations, material to the operation of each of their businesses, to conduct each of their businesses. Seller has received no notice of, and does not know of, any violation of any applicable regulation, ordinance or other law, order, or governmental requirement, material to the operation of each of their businesses. True copies of the Articles of Incorporation and By-Laws certified by the Secretaries of Eagle, JEH Eagle and MSI Eagle, and true copies of all corporate minutes of Eagle, JEH Eagle and MSI Eagle have been made available to or delivered to Buyer, including all amendments thereto.

                  B. Eagle's Capitalization. Eagle's total authorized capital stock is Fifteen Hundred (1,500) shares of common stock (par value $100.00 per share), of which Five Hundred Ninety Three (593) shares of common stock are issued and outstanding.

                  C. JEH Eagle's Capitalization. JEH Eagle's total authorized capital stock is Three Thousand (3,000) shares of common stock (par value $.01 per share), all of which shares are issued and outstanding.

                  D. MSI Eagle's Capitalization. MSI Eagle's total authorized capital stock is Three Thousand (3,000) shares of common stock (par value $.01 per share), all of which shares are issued and outstanding.

                  E. Liens and Encumbrances. There are no liens, encumbrances, pledges, probational agreements or claims of any nature against the Eagle Shares, JEH Eagle Shares or MSI Eagle Shares to be delivered to Buyer by Seller.

                  F. Securities Law. The Eagle Shares, JEH Eagle Shares and MSI Eagle Shares are validly issued, fully paid and non-assessable and were offered and sold in accordance with applicable federal and state securities laws or applicable exceptions thereunder, and there are no preemptive rights in respect thereof. There are no outstanding options, warrants, rights, calls, puts, commitments, plans or other agreements of any character providing for the purchase or issuance of any authorized but unissued capital stock of Eagle, JEH Eagle or MSI Eagle.

                  G. Financial Statements. Eagle's, JEH Eagle's and MSI Eagle's financial statements contained in the Registration Statement represent accurately and fairly the financial condition and results of the operations of Eagle, JEH Eagle and MSI Eagle at the respective dates or for the respective periods covered thereby in accordance with generally accepted accounting principles applied on a consistent basis or in accordance with the descriptions relating to such financial statements as set forth in the Registration Statement.

                  H. Books and Records. The books and records of Eagle, JEH Eagle and MSI Eagle reflect all of the material debts, liabilities and obligations of any nature (whether absolute, accrued or otherwise, and whether due or to become due) of Eagle, JEH Eagle and MSI Eagle at the dates thereof. There are no contingent liabilities of Eagle, JEH Eagle or MSI Eagle of a material nature, other than as reflected in such books and records and the Registration Statement, and none of Eagle, JEH Eagle or MSI Eagle have given any guarantees of the obligations of any other person or entity other than as reflected in the Registration Statement.

                  I. Absence of Undisclosed Liabilities. None of Eagle, JEH Eagle or MSI Eagle have any material liabilities, whether accrued, absolute, contingent, or otherwise, including without limitation, tax liabilities due or to become due, and whether incurred in respect of or measured by either of their incomes except as reflected in the Registration Statement or incurred subsequent to the date of the financial statements set forth in the Registration Statement in the ordinary course of either of their businesses. Seller does not know or have reasonable grounds to know of any basis for the assertion against Eagle, JEH Eagle or MSI


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Eagle of any material liability not fully reflected in the Registration
Statement or reserved against.

                  J. Title to Properties. Eagle, JEH Eagle and MSI Eagle each have good and marketable title to their respective assets, including those reflected in the Registration Statement (except as may be sold, exchanged or otherwise disposed of in the ordinary course of business). None of Eagle's, JEH Eagle's or MSI Eagle's assets are subject to any material security interest, mortgage, pledge, lien, encumbrance, or charge except as disclosed in the Registration Statement as securing specified liabilities set forth therein.

                  K. Subsidiaries. None of Eagle, JEH Eagle or MSI Eagle have any material subsidiaries or material interest in any other corporation, firm, partnership or other entity.

                  L. Power and Authority. Seller has full power to sell and deliver the Eagle Shares, JEH Eagle Shares and MSI Eagle Shares upon the terms set forth herein. There is no agreement to issue any additional shares of Eagle, JEH Eagle or MSI Eagle or to redeem, purchase or otherwise acquire any of the Eagle Shares, JEH Eagle Shares or MSI Eagle Shares. Upon delivery of the Eagle Shares, JEH Eagle Shares and MSI Eagle Shares, the Buyer will receive good and marketable title thereto, free and clear of all liens, encumbrances, equities and claims whatsoever and subject only to the restrictions of state and federal securities laws.

                  M. Tax Returns and Payments. Each of Eagle, JEH Eagle and MSI Eagle have duly filed all tax returns, tax reporting forms and reports required to be filed by each of them, and have paid all taxes, assessments, governmental charges and payments to third party payors which were due and payable. None of Eagle, JEH Eagle or MSI Eagle has entered into any agreement, waiver or other arrangement providing for an extension of time with respect to the filing of any tax return or the payment or assessment of any tax, governmental charge, deficiency or third party payment relating to any of them. Each of Eagle, JEH Eagle and MSI Eagle have withheld from each payment to each of their employees the amount of all taxes (including but not limited to United States federal income taxes, applicable state and municipal income taxes, Federal Insurance Contribution Act contributions and all other mandated employee taxes or contributions) legally required to be withheld therefrom and has paid the same to the proper tax receiving offices, except for such amounts withheld but not yet payable, if any.

                  N. Tax Returns. Each of Eagle, JEH Eagle and MSI Eagle have duly filed all reports or returns required to be filed with governmental authorities relating in any manner to their respective properties, which the failure to file may materially adversely affect the operation of their respective businesses.

                  O. Insurance. Each of Eagle, JEH Eagle and MSI Eagle maintains in full force and effect all policies of insurance and any renewals thereof and has given all notices and presented all claims, if any, under all policies of insurance when due, except as reflected in the Registration Statement.

                  P. Mortgages, Liens and Encumbrances. None of Eagle, JEH Eagle or MSI Eagle have mortgaged, pledged, hypothecated or otherwise encumbered any of its assets, tangible or intangible, material to the operation of its business, except as set forth in the Registration Statement.

                  Q. No Asset Sale. None of Eagle, JEH Eagle or MSI Eagle has entered into or agreed to enter into any agreement or arrangement granting any rights to purchase any of its assets material to the operation of its business other than in the ordinary course of its respective business.

                  R. Capital Expenditures. None of Eagle, JEH Eagle or MSI Eagle has made any commitment for capital expenditures of a material nature that is not in the ordinary course of its respec-tive business.

                  S. Material Agreements. None of Eagle, JEH Eagle or MSI Eagle has entered into, become a party to, waived any right under, amended or cancelled any material contract, agreement or commitment nor has there been any material defaults thereunder except as reflected in the Registration Statement or except in the ordinary course of its respective business.

                  T. Material Obligations. Each of Eagle, JEH Eagle and MSI Eagle has paid all of its respective material obligations to third parties, including vendors, in a timely manner in the ordinary course of business.

                  U. No Financial Changes. Since the respective dates of the financial statements contained in the Registration Statement, there has been no material change in the condition or general affairs of Eagle, JEH Eagle or MSI Eagle, financial or otherwise, other than as contemplated by this Agreement or reflected in the Registration Statement.

                  V. No Suits Pending or Imminent. Except as may be immaterial to Eagle, JEH Eagle or MSI Eagle, their respective businesses, financial condition and results of operations, there are no actions at law or equity or administrative proceedings pending or threatened against Eagle, JEH Eagle or MSI Eagle in which Eagle, JEH Eagle or MSI Eagle is a plaintiff, defendant, petitioner, indemnifier, or respondent, or in which it is anticipated that Eagle, JEH Eagle or MSI Eagle will join or be joined as a party.

                  W. Copies of Tax Returns. Seller has delivered to Buyer true and correct copies of each federal and state tax return (or outstanding extension, if any) filed by (i) Eagle during the period of time commencing on July 1, 1993 through the Closing of this Agreement, (ii) JEH Eagle during the period of time commencing with its corporate existence through the Closing of this Agreement and (iii) MSI Eagle during the period of time commencing with its corporate existence through the Closing of this Agreement.

                  X. Compliance with Law. The business and operations of Eagle, JEH Eagle and MSI Eagle have been and are being conducted in accordance with all applicable laws, rules and regulations.

                  Y. No Default of Contracts, Employee Obligations, Contractual Obligations or Organizational Documents. None of the contracts, or obligations or liabilities, material to Eagle's, JEH Eagle's or MSI Eagle's business operations, is in default. All such contracts are valid and binding obligations of the parties thereto in accordance with their respective terms, there have been no amendments or modifications thereto not reflected in the books and records of either Eagle, JEH Eagle or MSI Eagle, and there are no known material liabilities of the parties thereto arising from any breach of or default in any provision thereof by any party thereto except as may be disclosed in the books and records of Eagle, JEH Eagle or MSI Eagle or in the Registration Statement. None of Eagle, JEH Eagle or MSI Eagle is in default under any agreement, contract or instrument, material to its business operations, which require services to be performed, and no claim of default has been made or threatened by or against Eagle, JEH Eagle or MSI Eagle with respect to any such agreement, contract or instrument. None of Eagle, JEH Eagle or MSI Eagle is in violation of its Articles of Incorporation, By-Laws or other organizational documents.

                  Z. Agreement Creating Default or Acceleration. Except as reflected in the Registration Statement or contemplated by this Agreement, the execution, delivery and performance of this Agreement and of each and every agreement, document and instrument and the consummation of the transactions contemplated hereby and thereby do not and will not (i) constitute a breach or default (or an occurrence which by lapse of time and/or by the giving of notice would constitute a breach or default) under any agreement, lease, license, franchise, contract or commitment to which Seller, Eagle, JEH Eagle or MSI Eagle is a party or by which any of them or their properties or assets is bound; (ii) result in the creation or the imposition of any lien, encumbrance, security interest or charge in favor of any other party upon any of the properties or assets of Seller, Eagle, JEH Eagle or MSI Eagle; or (iii) result in the cancellation or termination of, or the acceleration of the performance of any obligations or of any indebtedness under any contract, agreement, commitment, indenture, mortgage, note, bond, license or other instrument or obligation to which Seller, Eagle,

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JEH Eagle or MSI Eagle is now a party or by which Seller, Eagle, JEH Eagle or
MSI Eagle or any of their respective properties or assets may be bound or affected.

         5.2 Investment Intent. Seller is acquiring Buyer's shares for its own account, for investment only and not with a view to the distribution or resale thereof. Seller and its officers and directors have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of Seller's purchasing the Buyer's Shares; and Seller understands that none of the Buyer's Shares have been registered for resale under the Act. Seller is fully aware of the fact that Buyer is relying upon this investment representation, and Seller hereby represents that it will not pledge, hypothecate, offer, sell, transfer, assign or otherwise dispose of the Buyer's Shares except in compliance with the provisions of the Act.

         Seller acknowledges that the certificate(s) for the Buyer's Shares will be legended to indicate that the Buyer's Shares represented thereby have not been registered under the Act, the Buyer's Shares were acquired for investment and may not be pledged, hypothecated, sold or transferred in the absence of a registration statement effective under the Act for said shares or an opinion of counsel satisfactory to Buyer that registration is not required under the Act, and that "stop transfer" instructions with respect to the Buyer's Shares will be maintained by the transfer agent for Buyer and/or on Buyer's stock transfer records.

         5.3 Accuracy of Representations. To the best of Seller's knowledge and belief, no representation or warranty in this Article V or elsewhere in this Agreement, or in any certificate or document furnished or to be furnished by Seller pursuant hereto, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading. To the best of Seller's knowledge and belief, all facts have been disclosed in the Registration Statement regarding matters that would materially adversely affect Eagle, JEH Eagle, MSI Eagle or any of their business operations.


                                   ARTICLE VI

                     REPRESENTATIONS AND WARRANTIES OF BUYER

         6. Representations and Warranties of Buyer. Except as disclosed in the Registration Statement, as a material inducement to Seller to execute and perform its obligations under this Agreement, Buyer represents and warrants to Seller as of the date hereof as follows:

                  A. Investment Intent. Buyer is acquiring the Eagle Shares, JEH Eagle Shares and MSI Eagle Shares for its own account, for investment only and not with a view to the distribution or

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resale thereof. Buyer (and its officers and directors) have such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Eagle Shares, the JEH Eagle Shares and the MSI Eagle Shares; and Buyer understands that none of the Eagle Shares, the JEH Eagle Shares and the MSI Eagle Shares have been registered for resale under the Act. Buyer is fully aware of the fact that Seller is selling the Eagle Shares, the JEH Eagle Shares and the MSI Eagle Shares in reliance upon the exemption provided in Section 4(2) of the Act and is relying upon this investment representation, and Buyer hereby represents that it will not pledge, hypothecate, offer, sell, transfer, assign or otherwise dispose of the Eagle Shares, the JEH Eagle Shares or the MSI Eagle Shares except in compliance with the provisions of the Act.

                  Buyer acknowledges that the certificate(s) for the Eagle Shares, the JEH Eagle Shares and the MSI Eagle Shares will be legended to indicate that such shares represented thereby have not been registered under the Act, as amended, such shares were acquired for investment and may not be pledged, hypothecated, sold or transferred in the absence of a registration statement effective under the Act for the Eagle Shares, the JEH Eagle Shares and the MSI Eagle Shares or an opinion of counsel that registration is not required under the Act, and that "stop transfer" instructions with respect to such shares will be maintained by the transfer agent for Eagle, JEH Eagle and/or MSI Eagle and on Eagle's, JEH Eagle's and MSI Eagle's stock transfer records.

                  B. Agreement Creating Default or Acceleration. The execution, delivery and performance of this Agreement and of each and every agreement, document and instrument and the consummation of the transactions contemplated hereby and thereby do not and will not (i) constitute a breach or default (or an occurrence which by lapse of time and/or by the giving of notice would constitute a breach or default) under any agreement, lease, license, franchise, contract or commitment to which Buyer is subject or party or by which its properties or assets are bound; (ii) result in the creation or the imposition of any lien, encumbrance, security interest or charge in favor of any other party upon any of Buyer's properties or assets; or (iii) result in the cancellation or termination of, or the acceleration of the performance of any obligations or of any indebtedness under any contract, agreement, commitment, indenture, mortgage, note, bond, license or other instrument or obligation to which Buyer is now a party or by which Buyer or its properties or assets may be bound or affected, except as reflected in the Registration Statement or contemplated by this Agreement.

                  C. Authority of Buyer. Buyer has full power and authority to enter into this Agreement and to perform each and every obligation hereunder.


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


                  D. Accuracy of Representations. To the best of Buyer's knowledge and belief, no representation or warranty in this Article VI, the Registration Statement or elsewhere in this Agreement, or in any certificate or document furnished or to be furnished by Buyer pursuant hereto, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.


                                   ARTICLE VII

                           SURVIVAL OF REPRESENTATIONS

         Survival of Representations and Warranties. All the representations, warranties, covenants and agreements made by Buyer, Eagle, JEH Eagle, MSI Eagle and Seller in this Agreement (including statements contained in any exhibit, certificate or other instrument delivered by or on behalf of any party hereto or in connection with the transactions contemplated hereby) shall survive for a period of two years following the consummation of the Agreement. No performance or execution of this Agreement in whole or in part by any party hereto, no course of dealing between or among the parties hereto or any delay or failure on the part of any party in exercising any rights hereunder or at law or in equity, and no investigation by any party hereto shall operate as a waiver of any rights of such party, except to the extent expressly waived in writing by such party.


                                  ARTICLE VIII

                       CLOSING OBLIGATIONS OF THE PARTIES

         8.1 Documents to be Delivered to Buyer by Seller. At the Closing, Seller shall deliver or cause the following to be delivered to Buyer:

                  (A) Certificates representing the Eagle Shares, JEH Eagle Shares and MSI Eagle Shares;

                  (B) All books, records, minute books, ledgers, instruments, agreements, contracts, tax returns and all other documents of whatsoever description of, relating to or concerning Eagle, JEH Eagle and MSI Eagle;

                  (C) A copy of certified resolutions of Seller's Board of Directors authorizing the execution and delivery of this Agreement; and

                  (D) A certificate executed by Seller's chief financial officer affirming the estimated amount of the combined book value of Eagle, JEH Eagle and MSI Eagle at the Closing Date.


                                       10

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         8.2  Documents to be Delivered to Seller by Buyer.

                  (A) Certificates representing the Buyer's Shares;

                  (B) A copy of certified resolutions of Buyer's Board of Directors authorizing the execution and delivery of this Agreement;

                  (C) A Certificate executed by Buyer's Chief Executive Officer that a closing of the Public Offering is occurring simultaneous with the Closing of this transaction; and

                  (D) Documents, satisfactory to the Seller, confirming the Dividend identified in Section 4.4.


                                   ARTICLE IX

                            POST CLOSING OBLIGATIONS

         9.1 Seller agrees to indemnify Eagle for any payments that Eagle is obligated to make in connection with the properties identified on Schedule I in excess of Eagle's lease obligations to Seller or any of its subsidiaries, all as set forth in the Registration Statement.

         9.2  Seller will fulfill its obligations, if any, as set forth in
Section 4.3. and shall deliver to Buyer, not later than forty-five (45) days after the Closing, a certificate executed by Seller's chief financial officer affirming the amount of the combined book value of Eagle, JEH Eagle and MSI Eagle at the Closing Date.


                                    ARTICLE X

                                  MISCELLANEOUS

         10.1 Entire Agreement--Amendments. This Agreement and any agreements or instruments executed pursuant hereto or concurrently herewith contain the entire agreement between the parties hereto with respect to the transactions contemplated by this Agreement and supersede all prior agreements, writings, negotiations and understandings. This Agreement contains all of the covenants, representations, warranties and agreements between the parties with respect to the subject matter of this Agreement, and each party to this Agreement acknowledges that no representations, warranties, covenants, inducements, promises or agreements, oral or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and no other or prior agreement, statement, representation, warranty or covenant not contained in this Agreement shall be binding or valid.

         10.2 Headings. The headings or captions in this Agreement are for convenience and reference only and do not form a part hereof


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


and do not in any way modify, interpret or construe the intent of the parties or affect any to the provisions of this Agreement.

         10.3 Binding on Successors. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective legal representatives, successors and assigns.

         10.4 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and the counterparts shall together constitute one and the same agreement, binding each of the parties hereto, notwithstanding that all of the parties are not signatory to the original or the same counterpart; however, no party shall be bound by this Agreement until and unless all parties have executed this Agreement.

         10.5 Waiver. Any provision of this Agreement which may be waived by a corporate party hereto may be waived (but only in writing) by any duly authorized officer thereof. No waiver shall be deemed a continual waiver or waivers with respect to any subsequent breach or default, whether of a similar or different nature, unless expressly so stated in writing.

         10.6 Governing Law and Venue. The validity, construction and interpretation of this Agreement shall be governed by the laws of the State of New York and the proper venue and jurisdiction shall be the Supreme Court of the State of New York, New York County or the United States District Courts located in the Southern District of New York or the Middle District of Florida, Tampa Division.

         10.7 Further Acts. At any time and from time to time, on and after the Closing Date, any party shall, at the request of any other party, perform or cause to be performed and execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered all such further acts, deeds, assignments and documents as may be necessary or desirable to more fully consummate the transactions contemplated by this Agreement.

         10.8 Notices. All notices and other communications required or permitted under the terms of this Agreement shall be in writing and shall be deemed given (1) upon hand delivery, or (2) ten days after deposit of the same by U.S. certified mail, return receipt requested, first class postage and certification fees prepaid and correctly addressed to the other party at the addresses set forth in the first Section hereof.

         10.9 Waiver of Jury Trial. Each of the parties hereto hereby knowingly, voluntarily, and intentionally waives any rights it may have to a trial by jury in respect of any litigation based hereon or arising out of, under or in connection with this Agreement.


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         IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.


                                  SELLER:

                                           TDA INDUSTRIES, INC.

                                  By:
                                     -------------------------------------------


                                  BUYER:

                                           EAGLE SUPPLY GROUP, INC.

                                  By:
                                     -------------------------------------------


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


                                   SCHEDULE I

                    (to the Purchase Agreement by and between
               TDA Industries, Inc. and Eagle Supply Group, Inc.)



1. Property located at 3380 S.W. 11th Avenue, Fort Lauderdale, Florida 33334.

2. Property located at 239 Snow Drive, Birmingham, Alabama 35209.